Income Tax	6 Months Ended
Jun. 30, 2019
Income Tax [Abstract]
Income Tax
Note 18. - Income Tax

The effective tax rate for the periods presented has been established based on Management’s best estimates.

For the six-month period ended June 30, 2019, Income tax amounted to a $27,040 thousand expense with respect to a profit before income tax of $49,787 thousand. In the six-month period ended June 30, 2018, Income tax amounted to a $31,019 thousand expense with respect to a profit before income tax of $104,194 thousand. The effective tax rate differs from the nominal tax rate mainly due to permanent differences and treatment of tax credits in some jurisdictions.